                                                                    EXHIBIT 10.1



                         RECEIVABLES PURCHASE AGREEMENT


                           dated as of October 1, 1999


                                      among


                                  AMETEK, INC.,

                               ROTRON INCORPORATED

                                       and


                            AMETEK RECEIVABLES CORP.
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
                                                 TABLE OF CONTENTS

ARTICLE I         PURCHASE AND SETTLEMENTS........................................................................1

         Section 1.1       Sale...................................................................................1
         Section 1.2       Purchase Price.........................................................................1
         Section 1.3       Administration of Receivables..........................................................2
         Section 1.4.      The Purchaser's Rights.................................................................3
         Section 1.5       Protection of Ownership Interest of the Purchaser......................................3
         Section 1.6       Contractual Payment Obligations........................................................4
         Section 1.7       Servicing Agent........................................................................4

ARTICLE II        REPRESENTATIONS AND WARRANTIES..................................................................5

         Section 2.1.      Representations and Warranties of the Originators......................................5
         Section 2.2       Reaffirmation of Representations and Warranties by the Originators.....................7
         Section 2.3.      Representations and Warranties of the Company..........................................7

ARTICLE III       CONDITIONS PRECEDENT............................................................................8

         Section 3.1.      Conditions to Closing..................................................................8
         Section 3.2.      Other Transaction Documents............................................................8

ARTICLE IV        COVENANTS.......................................................................................9

         Section 4.1       Affirmative Covenants of the Originators...............................................9

ARTICLE V         MISCELLANEOUS..................................................................................10

         Section 5.1       Term of Agreement.....................................................................10
         Section 5.2       Assignment of Receivables Purchase Agreement..........................................10
         Section 5.3.      No Waiver; Remedies...................................................................10
         Section 5.4.      Amendments, etc.......................................................................10
         Section 5.5.      Notices...............................................................................11
         Section 5.6.      Governing Law; Submission to Jurisdiction; Integration................................11
         Section 5.7.      Severability; Counterparts............................................................11
         Section 5.8.      Assignment............................................................................11
         Section 5.9.      Headings..............................................................................12
         Section 5.10      Costs and Expenses....................................................................12
         Section 5.11      No Partnership or Joint Venture.......................................................12
         Section 5.12.     No Proceedings........................................................................12
         Section 5.13      Withdrawal of an Originator...........................................................12
         Section 5.15.     Confidentiality.......................................................................12
         Section 5.16.     Agreement Not to Petition.............................................................12
         Section 5.17.     No Recourse...........................................................................13

                                                         i

         Section 5.19.     Waiver of Trial by Jury...............................................................13
         Section 5.20.     Entire Agreement......................................................................13

EXHIBITS

Exhibit A         Credit and Collection Policies
Exhibit B         Form of Revolving Subordinated Promissory Note
Exhibit C         Location of Records
Exhibit D         Corporate Names; Trade Names; Assumed Names

                         RECEIVABLES PURCHASE AGREEMENT

         RECEIVABLES PURCHASE AGREEMENT (this "Agreement"), dated as of October 1, 1999, among Ametek, Inc. ("Ametek"), Rotron Incorporated ("Rotron") (each of Ametek and Rotron being referred to herein individually, as an "Originator" and collectively, as the "Originators") and Ametek Receivables Corp. (the "Company"). Certain capitalized terms used herein are defined in Schedule I hereto.

         The parties hereto agree as follows:

                                    ARTICLE I
                            PURCHASE AND SETTLEMENTS

         Section 1.1 Sale. Subject to the terms and conditions hereof, each Originator hereby sells to the Company, and the Company hereby acquires from such Originator, all of such Originator's right, title and interest in the Purchased Receivables of such Originator, the Related Security and related Collections. Each Originator intends such sale to be a true sale of all rights and interests of such Originator in the Receivables of such Originator in existence on the Initial Purchase Date and of each Receivable thereafter generated by such Originator as it is created until the Originator Termination Date for such Originator.

         Section 1.2 Purchase Price. (a) On the Initial Purchase Date and each Workday thereafter until the Originator Termination Date for such Originator, the Company shall pay to each Originator a purchase price for each Purchased Receivable of such Originator equal to the Fair Market Value Discount Factor of the outstanding principal balance of such Purchased Receivable in existence on the date of sale for such Receivable. Such purchase price shall be paid through two methods: First, the Company may pay to such Originator a portion of such purchase price by transferring to such Originator monies then held by the Company, solely to the extent such monies do not constitute Collections required to be distributed to the Agent under the Receivables Sale Agreement or necessary as part of a reserve for liabilities of the Company established by the Company in its sole judgment. Second, the Company shall pay the remaining purchase price by crediting to the Note issued to such Originator such remaining amount of the purchase price payable to such Originator. On the Initial Purchase Date, (i) $23,691,427 of the purchase price payable to Ametek on the Initial Purchase Date shall so be credited to the Note issued to Ametek and (ii) $1,801,586 of the purchase price payable to Rotron on the Initial Purchase Date shall so be credited to the Note issued to Rotron. On each Monthly Settlement Date occurring after the Initial Purchase Date, the difference between (x) the total purchase price payable to an Originator for all Purchased Receivables sold to the Company by such Originator during the Settlement Period ending on such Monthly Settlement Date that were not in existence on the Initial Purchase Date and (y) the amount of such purchase price paid in cash during that Settlement Period to such Originator shall be credited to the Note issued to such Originator. For any Settlement Period that the amount of such cash payments to such Originator exceeds the aggregate purchase price payable for such Purchased Receivables during the Settlement Period, such excess shall be applied on the Monthly Settlement Date for such Settlement Period to reduce the principal amount of the Note issued to such Originator.

         (b) Each Originator and the Company shall each independently take all necessary action to properly record the sales contemplated by this Agreement to reflect the Company's ownership of all Purchased Receivables. To the extent the sale of any Purchased Receivable or Collection under this Agreement is deemed to be a financing for any applicable legal purpose, each Originator hereby grants to the Company a security interest in all of such Originator's rights in the Purchased Receivables it originated, the Related Security and all related Collections to secure the claims of the Company to such Purchased Receivables, the Related Security and all related Collections and other proceeds.

         (c) None of the Company, the Agent, nor any Purchaser shall have any obligation or liability to any Obligor or other customer or client of an Originator to perform any of the obligations of such Originator in connection with any Receivable or otherwise.

         Section 1.3 Administration of Receivables. (a) Consistent with the Company's ownership of the Purchased Receivables of each Originator, the Company shall have all rights to and shall be solely responsible for servicing, administering and collecting the Purchased Receivables. The Company may appoint any Person, including but not limited to an Originator, as its agent to perform such services.

         (b) Ametek, as Collection Agent, shall retain all Records and evidence of the creation of each Purchased Receivable.

         (c) With respect to all Purchased Receivables sold by such Originator to the Company, each Originator shall direct its Obligors to make all payments on such Purchased Receivables directly to the Company (or the Company's agent appointed pursuant to Section 1.7). If an Originator nevertheless receives any such payments it shall segregate all cash, checks and other instruments received by it and immediately remit all such Collections, duly endorsed or with duly executed instruments of transfer in the case of checks or other instruments, to the Company (or its agent appointed pursuant to Section 1.7).

         (d) Each Originator hereby authorizes the Company (or the Company's agent or assignee) to notify its Obligors on the Purchased Receivables sold by such Originator to the Company, or any of them, of the Company's ownership of such Purchased Receivables. Each Originator also hereby authorizes the Company (or the Company's agent or assignee) to notify such Obligors, or any of them, of the Company's assignment of interests in such Purchased Receivables to the Agent, for the benefit of the Purchasers, in accordance with the terms of
Article III of the Receivables Sale Agreement.

         (e) Each Originator hereby agrees that the Company has the absolute and unlimited right, itself or through its agent, to commence and settle any legal action to enforce collection of any Purchased Receivable sold by such Originator to the Company or to foreclose upon or repossess any portion thereof.

         (f) Each Originator hereby grants to the Company an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of such Originator all steps necessary or advisable to endorse, negotiate or otherwise realize on any item constituting proceeds of any Purchased Receivable sold by such Originator to the Company. Without limiting the generality of the foregoing, each Originator hereby authorizes the Company to take any and all steps in the name of such Originator and on behalf of such Originator necessary or desirable, in the determination of the Company, to collect any and all amounts or portions thereof due under any and all of such Purchased Receivables, including endorsing the name of such Originator on checks and other instruments representing Collections and enforcing any such Purchased Receivable.

         (g) Unless an Obligor otherwise specifies or another application is required by contract or law, any payment received by an Originator from an Obligor shall be applied as a Collection of Purchased Receivables of such Obligor (starting with the oldest such Receivable) and remitted to the Collection Agent as such.

         (h) In connection with the creation, servicing, administering, and (to the extent an Originator is appointed to perform collection functions pursuant to Section 1.7) collecting of the Purchased Receivables, an Originator shall exercise the same care and diligence it would exercise in handling similar matters for its own account and will comply at all times and in all material respects with the terms of the Transaction Documents, applicable laws, rules and regulations and good business policies and practices.

         Section 1.4 The Purchaser's Rights. (a) The Company (or its successors or assigns) shall retain, and use for its own benefit, the Collections and other proceeds of all Purchased Receivables, and no Originator shall have any interest of any kind in or to any such Collections or other proceeds.

         (b) The Company shall have no obligation to account for, to replace, or to return all or any portion of the Purchased Receivables to an Originator, without regard to whether the Collections and other proceeds derived from such Purchased Receivables are in excess of the purchase price paid for such Purchased Receivables.

         (c) The Company shall have the unrestricted right to further assign, transfer, deliver, hypothecate, subdivide or otherwise deal with all or any portion of the Purchased Receivables.

         (d) The Company (or its successors or assigns) shall have the sole right to retain any gains or profits created by buying, selling or holding all or any portion of the Purchased Receivables.

         Section 1.5 Protection of Ownership Interest of the Purchaser. Each Originator will, at its expense, promptly execute and deliver all instruments and documents and take all action necessary or that the Company may reasonably request to perfect or protect the Company's ownership of the Purchased Receivables sold to the Company by such Originator and their Collections or to enable the Company to exercise and enforce any of its rights hereunder. At the

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
request of the Company each Originator shall execute and file financing statements, amendments thereto, and continuation or assignments thereof and deliver to the Company or its designee all contracts and Records (including all multiple originals of any such contract) relating to the Purchased Receivables sold to the Company by such Originator, with any appropriate endorsement or assignment reasonably requested by the Company. To the fullest extent permitted by applicable law, the Company shall be permitted to sign and file continuation statements relating to the Purchased Receivables and their Collections and amendments thereto and assignments thereof without an Originator's signature. A reproduction of this Agreement or of any financing statement shall be sufficient as a financing statement. No Originator shall change its name, identity or corporate structure (within the meaning of Section 9402(7) of any applicable
UCC) or relocate its chief executive office or any office or location where Records are kept unless it shall have: (i) given the Company and the Agent at least ten (10) days' advance notice and (ii) delivered to the Company and the Agent all financing statements, instruments and other documents requested by the Company or the Agent in connection with such change or relocation. Each Originator shall at all times maintain its chief executive offices within a jurisdiction in the USA (other than the states of Florida, Maryland and Tennessee) in which Article 9 of the UCC is in effect. If an Originator moves its chief executive office to a location that imposes Taxes, fees or other charges to perfect the interests of the Company in the Purchased Receivables sold to the Company by such Originator, such Originator shall pay all such amounts and any other costs or expenses incurred to maintain the enforceability of this Agreement and the ownership of the Company in such Purchased Receivables.

         Section 1.6 Contractual Payment Obligations. Notwithstanding any limitation on recourse contained in this Agreement, each Originator hereby agrees as follows:

         (a) If on any day the outstanding balance of a Purchased Receivable sold by such Originator to the Company is reduced or cancelled as a result of any defective or rejected goods or services, any cash discount or adjustment (including as a result of the application of any special refund or other discounts or any reconciliation), any setoff or credit (whether such claim or credit arises out of the same, a related, or an unrelated transaction) or other similar reason not arising from the financial inability of the Obligor to pay undisputed indebtedness, such Originator shall pay to the Company within five Business Days after demand the amount of such reduction or cancellation in the outstanding balance of such Purchased Receivable.

         (b) If on any day any representation, warranty, covenant or other agreement of such Originator is not true in a material respect (as of the date such representation or warranty is made or deemed made) or (in the case of a covenant or agreement) is not satisfied in a material respect for a Purchased Receivable sold by such Originator to the Company, and, as a result, there is a material adverse effect on the value of such Purchased Receivable, such Originator shall pay to the Company within five Business Days after demand the outstanding balance of such Purchased Receivable in full.

         Section 1.7 Servicing Agent. (a) Until the Company (or the Agent pursuant to the Receivables Sale Agreement) gives contrary notice, the Company hereby appoints Ametek as its agent (and as sub-collection agent under the terms of the Receivables Sale Agreement) for the servicing, administering and collecting of the Purchased Receivables, and Ametek hereby accepts such appointment and agrees to perform such duties in accordance with the applicable terms and conditions of the Receivables Sale Agreement. Ametek hereby further agrees not to voluntarily resign as agent for the Company in connection with such servicing, administering and collecting functions without the consent of the Agent. The Company may replace Ametek as its agent (and sub-collection agent) at any time for any reason.

         (b) As servicing agent for the Company, Ametek shall take all actions necessary or advisable to collect each Purchased Receivable with the same care and diligence as Ametek uses in servicing its own receivables and shall perform all other servicing activities related to such Receivables as are required by the Collection Agent pursuant to the Receivables Sale Agreement, including providing reports and other information concerning the Purchased Receivables required to be furnished by the Collection Agent pursuant to the Receivables Sale Agreement.

         (c) In consideration for Ametek's services pursuant to this Section 1.7, for so long as Ametek performs such duties, the Company shall pay to Ametek a cash fee of $12,500 per month payable on the Monthly Settlement Date for the immediately preceding month. The parties hereto agree such servicing fee is a fair market value fee for the servicing functions required hereby.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 Representations and Warranties of the Originators. Each Originator represents and warrants that each representation and warranty concerning it or the Purchased Receivables sold by it to the Company that is contained in the Receivables Sale Agreement is true and correct in all material respects as of the date such representation and warranty is given and that:

                  (a) Perfection. Immediately preceding its sale of each Purchased Receivable hereunder, such Originator was the owner of such Purchased Receivable purported to be sold, free and clear of any Adverse Claims, and each such sale hereunder constitutes a valid sale, transfer and assignment of all of such Originator's right, title and interest in, to and under the Purchased Receivables, free and clear of any Adverse Claims. On or before the date hereof and before the generation by such Originator of any new Purchased Receivable, all financing statements and other documents required to be recorded or filed in order to perfect and protect the Company's ownership interest in the Purchased Receivables of such Originator against all creditors of and purchasers from such Originator will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

                  (b) Creation of Receivables. Such Originator has exercised at least the same degree of care and diligence in the creation of the Purchased Receivables as it has exercised in connection with the creation of receivables originated by it and not sold hereunder.

                  (c) Credit and Collection Policy. Such Originator has complied in all material respects with its Credit and Collection Policy in regard to each Purchased Receivable and related contract sold by it to the Company.

                  (d) Enforceability of Contracts. Each contract related to any Purchased Receivable sold by such Originator to the Company is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the outstanding balance of such Purchased Receivable created thereunder, enforceable against such Obligor in accordance with its terms, without being subject to any defense, deduction, offset or counterclaim and such Originator has fully performed its obligations under such contract.

                  (e) Compliance with Laws. No Purchased Receivable sold by such Originator to the Company contravenes, in any material respect, any laws, rules or regulations applicable thereto or to such Originator except where such contravention would not, individually or in the aggregate, have a material adverse effect on such Purchased Receivable.

                  (f) Place of Business. The chief place of business and chief executive office of such Originator is located at the address set forth beneath its signature hereto, and such offices have been so located for at least six months before the date hereof. The offices where such Originator keeps all Records are located at the addresses described on Exhibit C or such other locations of which the Company has been given notice in accordance with Section 1.5.

                  (g) Good Title. Upon the sale of each new Purchased Receivable by such Originator and on the Initial Purchase Date for then existing Purchased Receivables sold by such Originator to the Company, the Company shall have a valid and perfected first priority ownership interest in such Purchased Receivable at the time of such sale, free and clear of any Adverse Claim.

                  (h) Names. Except as described in Exhibit D, such Originator has not used any corporate names, tradenames or assumed names other than its name set forth on the signature pages of this Agreement.

                  (i) Assignability and Confidentiality. Each Purchased Receivable sold by such Originator to the Company arises under a contract that (A) does not require the Obligor under such contract to consent to the transfer, sale or assignment of the rights of such Originator under such contract and (B) does not contain a confidentiality provision that purports to restrict the ability of the Company to exercise its rights under this Agreement, including its right to review the contract.

                  (j) Bulk Sales, Margin Regulations, No Fraudulent Conveyance, Investment Company. No transaction contemplated hereby with respect to such Originator requires compliance with or will become subject to avoidance under any bulk sales act or similar law. No use of funds obtained by such Originator hereunder will conflict with or contravene Regulation G, T, U or X of the Federal Reserve Board. No purchase hereunder constitutes a fraudulent transfer or conveyance under any United States federal or applicable state bankruptcy or insolvency laws or is otherwise void or voidable under such or similar laws or principles or for any other reason.

         Section 2.2 Reaffirmation of Representations and Warranties by the Originators. On each day that a new Purchased Receivable is sold to the Company hereunder pursuant to Section 1.2, the Originator who sold such Purchased Receivable to the Company shall be deemed to have certified that all representations and warranties set forth in Section 2.1 are true and correct on and as of such day.

         Section 2.3 Representations and Warranties of the Company. The Company represents and warrants that:

                  (a) Corporate Existence and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted, except where failure to obtain such licenses, authorizations, consents and approvals would not have (i) a material adverse effect on its ability to perform its obligations hereunder or (ii) a material adverse effect on the enforceability hereof.

                  (b) Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Company of this Agreement are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except as contemplated by Section 1.5) and do not contravene, or constitute a material default under, any provision of applicable law, rule or regulation or of the Company's certificate or articles of incorporation or by-laws or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon the Company or result in the creation or imposition of any lien or other Adverse Claim on assets of the Company.

                  (c) Binding Effect. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that such enforcement may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally or by general principles of equity.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

         Section 3.1 Conditions to Closing. On or before the date of execution hereof, each of the following documents and instruments shall be delivered, all of which shall be in form and substance acceptable to the Company and each Originator:

                  (a) A copy of the resolutions of the board of directors of each of the Company and the Originators, certified by its secretary or assistant secretary, approving this Agreement and the other documents to be delivered by it hereunder.

                  (b) The certificate or articles of incorporation of each of the Company and the Originators certified by its secretary or assistant secretary.

                  (c) Good standing certificates for each of the Company and the Originators issued by the Secretaries of State of its state of incorporation.

                  (d) A certificate of the secretary or assistant secretary of each of the Company and the Originators certifying (i) the names and signatures of the officers authorized on its behalf to execute this Agreement and any other documents to be delivered by it hereunder (on which certificate the other parties may conclusively rely until such time as the other parties shall receive from it a revised certificate meeting the requirements of this subsection (d)) and (ii) a copy of its by-laws.

                  (e) Originals of proper UCC-1 financing statements naming the appropriate Originator as "seller" and "debtor", the Company as "purchaser" and "secured party", and the Agent as "assignee" for filing in all appropriate jurisdictions.

                  (f) UCC search reports covering each Originator from all jurisdictions that the Company requests.

                  (g) Such other approvals, opinions or documents as the Company or Agent may reasonably request.

         Section 3.2 Other Transaction Documents. All conditions precedent to the execution, delivery and effectiveness of the other Transaction Documents have been fulfilled.

                                   ARTICLE IV
                                    COVENANTS

         Section 4.1 Affirmative Covenants of the Originators. Each Originator hereby covenants and agrees with the Company and each Purchaser that at all times on and after the date hereof, unless compliance is waived pursuant to Section 5.4:

                  (a) General Information. Such Originator shall furnish to the Company and to each Purchaser such information as the Company or any Purchaser may from time to time reasonably request relating to the Purchased Receivables sold by such Originator to the Company.

                  (b) Furnishing of Information and Inspection of Records. Such Originator will furnish to the Company from time to time such information concerning the Purchased Receivables sold by such Originator to the Company as the Company shall reasonably request, including listings identifying the Obligor and the outstanding balance for each such Purchased Receivable. Such Originator will permit, upon reasonable prior notice, at any time and from time to time during regular business hours, the Company and (under the conditions in Section 5.1(e) of the Receivables Sale Agreement) the Agent and any Purchaser or agents or representatives of any of the foregoing, (i) to examine and make copies of and abstracts from all Records in its possession as agent for the Company pursuant to Section 1.7 and (ii) to visit the offices and properties of such Originator for the purpose of examining such Records, and to discuss matters relating to such Purchased Receivables or such Originator's performance hereunder with any of the officers or employees of such Originator having knowledge of such matters.

                  (c) Keeping of Records and Books. Such Originator will have and maintain (i) administrative and operating procedures (including an ability to recreate Records if originals are destroyed), (ii) adequate facilities, personnel and equipment and (iii) all Records and other information reasonably necessary for collection of the Purchased Receivables originated by such Originator (including Records adequate to permit the daily identification of each new such Purchased Receivable and all Collections of, and adjustments to, each existing such Purchased Receivable). Such Originator will give the Company and the Agent prior notice of any change in such administrative and operating procedures that causes them to be materially different from the procedures described to the Company and Agent on or before the date hereof as such Originator's then existing or planned administrative and operating procedures for collecting such Purchased Receivables.

                  (d) Performance and Compliance with Receivables and Contracts. Such Originator will at its expense timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under all contracts related to the Purchased Receivables sold by such Originator to the Company.

                  (e) Credit and Collection Policy. Such Originator will comply with its Credit and Collection Policy in regard to each Purchased Receivable originated by it and any related contract.

                  (f) Receivable Sales Agreement. Such Originator will perform and comply in all material respects with each covenant and other undertaking in the Receivables Sale Agreement that the Company undertakes to cause such Originator to perform, subject to any grace periods for such performance provided for in the Receivables Sale Agreement.

                                    ARTICLE V
                                  MISCELLANEOUS

         Section 5.1 Term of Agreement. This Agreement shall terminate upon the later to occur of (i) the termination of the Receivables Sale Agreement or (ii) the indefeasible payment in full of all obligations owed hereunder by each Originator to the Company and by the Company to each Originator.

         Section 5.2 Assignment of Receivables Purchase Agreement. Each Originator hereby acknowledges that on the date hereof the Company has assigned all of its right, title and interest in, to and under this Agreement to the Agent for the benefit of the Purchasers pursuant to the Receivables Sale Agreement and that the Agent and the Purchasers are third party beneficiaries hereof. Each Originator hereby further acknowledges that all provisions of this Agreement shall inure to the benefit of the Agent and the Purchasers, including in the enforcement of any provision hereof to the extent set forth in the Receivables Sale Agreement, but that neither the Agent nor any Purchaser shall have any obligations or duties under this Agreement. No purchases shall take place hereunder at any time that the Agent has exercised its right to enforce the Company's rights hereunder pursuant to Section 1.8 of the Receivables Sale Agreement. Each Originator hereby further acknowledges that the execution and performance of this Agreement are conditions precedent for the Agent and the Purchasers to enter into the Receivables Sale Agreement and that the agreement of the Agent and the Purchasers to enter into the Receivables Sale Agreement will directly or indirectly benefit such Originator and constitutes good and valuable consideration for the rights and remedies of the Agent and each Purchaser with respect hereto.

         Section 5.3 No Waiver; Remedies. No failure or delay on the part of any party in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies provided in this Agreement are cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

         Section 5.4 Amendments, etc. No amendment, supplement, modification or waiver of any provision of this Agreement nor consent to any departure by any party therefrom shall in any

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
event be effective unless the same shall be in writing and signed by each Originator and the Company and consented to by the Agent and the Instructing Group.

         Section 5.5 Notices. Unless otherwise specified, all notices and other communications hereunder shall be in writing (including by telecopier or other facsimile communication), given to the appropriate Person at its address or telecopy number set forth on the signature pages hereof or at such other address or telecopy number as such Person may specify, and effective when received at the address specified by such Person. The number of days for any advance notice required hereunder may be waived (orally or in writing) by the Person receiving such notice and, in the case of notices to the Agent, the consent of each Person to which the Agent is required to forward such notice.

         SECTION 5.6     GOVERNING LAW; SUBMISSION TO JURISDICTION;
INTEGRATION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK. EACH OF THE ORIGINATORS AND THE COMPANY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE ORIGINATORS AND THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION 5.6 SHALL AFFECT THE RIGHT OF ANY PERSON TO BRING ANY ACTION OR PROCEEDING AGAINST AN ORIGINATOR OR THE COMPANY OR ITS RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. THIS AGREEMENT CONTAINS THE FINAL AND COMPLETE INTEGRATION OF ALL PRIOR EXPRESSIONS BY THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SHALL CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF, SUPERSEDING ALL PRIOR ORAL OR WRITTEN UNDERSTANDINGS.

         Section 5.7 Severability; Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 5.8 Assignment. This Agreement shall (i) be binding upon the Company, each Originator and their respective successors and assigns and
(ii) inure to the benefit of and be enforceable by the Agent for the benefit of the Purchasers to the extent set forth in the Receivables Sale Agreement and their respective successors, transferees and assigns; provided, however, that the obligations of an Originator hereunder may not be assigned or delegated

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
without the prior written consent of the Agent and the Instructing Group and any such purported assignment or delegation absent such consent shall be void.

         Section 5.9 Headings. Article and Section headings used herein are for convenience and reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         Section 5.10 Costs and Expenses. Each Originator shall pay its costs and expenses hereunder.

         Section 5.11 No Partnership or Joint Venture. Nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture.

         Section 5.12 No Proceedings. Each Originator agrees that it will not institute against the Company, or join any other Person in instituting against the Company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law prior to the date which is one (1) year and one (1) day after the last day on which occurred the later of (i) the Company purchased any Purchased Receivables hereunder or (ii) all of the commercial paper notes issued by Amsterdam were paid in full. The provisions of this Section 5.12 shall survive the termination of this Agreement.

         Section 5.13 Withdrawal of an Originator. An Originator may terminate further sales of interests in its Receivables hereunder by providing at least thirty (30) days' notice to the Company and Agent of such withdrawal. On the date set forth in such notice (the "Withdrawal Date"), such Originator shall discontinue any further sale of interests in Receivables and shall only be party to this Agreement to the extent that the Company continues to have an interest in the Purchased Receivables acquired from such Originator or any amounts remain payable by the Company or such Originator to the other hereunder. No such withdrawal shall affect such Originator's representations or agreements concerning Purchased Receivables sold by such Originator to the Company in which the Company retains an interest or any related Collections.

         Section 5.14 Confidentiality. Each Originator hereby agrees to be bound to the provisions of Section 9.10 of the Receivables Sale Agreement as fully as if it were a signatory thereto.

         Section 5.15 Agreement Not to Petition. Each party hereto agrees, for the benefit of the holders of the privately or publicly placed indebtedness for borrowed money for Amsterdam, not, prior to the date which is one (1) year and one (1) day after the payment in full of all such indebtedness, to acquiesce, petition or otherwise, directly or indirectly, invoke, or cause Amsterdam to invoke, the process of any Governmental Authority for the purpose of (a) commencing or sustaining a case against Amsterdam under any federal or state bankruptcy, insolvency or similar law (including the Federal Bankruptcy
Code), (b) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Amsterdam, or

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
any substantial part of its property, or (c) ordering the winding up or liquidation of the affairs of Amsterdam.

         Section 5.16 No Recourse. The obligations of Amsterdam, its management company, its administrator and its referral agents (each a "Program Administrator") under any Transaction Document or other document (each, a "Program Document") to which a Program Administrator is a party are solely the corporate obligations of such Program Administrator and no recourse shall be had for such obligations against any Affiliate, director, officer, member, manager, employee, attorney or agent of any Program Administrator.

         Section 5.17 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, ANY TRANSACTION DOCUMENT OR ANY MATTER ARISING THEREUNDER.

         Section 5.18 Entire Agreement. The Transaction Documents constitute the entire understanding of the parties thereto concerning the subject matter thereof. Any previous or contemporaneous agreements, whether written or oral, concerning such matters are superseded thereby.


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
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                            AMETEK RECEIVABLES CORP.


                            By:           /s/ Deirdre D. Saunders
                                  Name:   Deirdre D. Saunders
                                  Title:  VP, Asst.  Secretary, Treasurer
                                          Address:   Station Square
                                                     Paoli, PA 19301
                                                     Attn.: Deirdre D. Saunders
                                          Telephone: 610-889-5286
                                          Telecopy:  610-647-0211


                            AMETEK, INC.



                            By:           /s/ Deirdre D. Saunders
                                  Name:    Deirdre D. Saunders
                                  Title:   VP and Treasurer
                                           Address:  Station Square
                                                     Paoli, PA 19301
                                                     Attn.: Deirdre D. Saunders
                                          Telephone: 610-889-5286
                                          Telecopy:  610-647-0211


                            ROTRON INCORPORATED


                            By:          /s/ Deirdre D. Saunders
                                  Name:   Deirdre D. Saunders
                                  Title:  Treasurer
                                          Address:   Station Square
                                                     Paoli, PA 19301
                                                     Attn.: Deirdre D. Saunders
                                          Telephone: 610-889-5286
                                          Telecopy:  610-647-0211


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
                                   SCHEDULE I
                                   DEFINITIONS

         Capitalized terms used herein that are defined in the Receivables Sale Agreement have the same meaning herein as in the Receivables Sale Agreement. In addition, the following terms have the meanings set forth, or referred to, below:

         "Divisions" means the following divisions of Ametek: Ametek Aerospace, Lamb Electric, Rotron Technical Motor Division, Specialty Metal Products and U.S. Gauge.

         "Fair Market Value Discount Factor" means, on any day, a percentage equal to 100 - ((1 month LIBOR x 45/360) + .06%).

         "Initial Purchase Date" means October 1, 1999.

         "Monthly Settlement Date" means the 20th day of each month (or, if such day is not a Business Day, the following Business Day).

         "Note" means the revolving promissory note in substantially the form of Exhibit B issued by the Company to each Originator.

         "Originator Termination Date" means, with respect to each Originator, the earliest to occur of (i) the date of the occurrence of a Bankruptcy Event affecting such Originator, (ii) the Business Day designated by such Originator as its Withdrawal Date pursuant to Section 5.13 and (iii) the Business Day designated by the Company as such Originator Termination Date upon at least thirty days' notice to such Originator and the Agent.

         "Purchased Receivables" means each and every Receivable originated by
(i) the Divisions now existing or hereafter arising before the Originator Termination Date with respect to Ametek and (ii) Rotron now existing or hereafter arising before the Originator Termination Date with respect to Rotron.

         "Purchaser" means each "Purchaser" under the Receivables Sale
Agreement.

         "Receivables Sale Agreement" means the Receivables Sale Agreement, dated as of the date hereof, among the Company, as Seller, Ametek, as Initial Collection Agent, ABN AMRO Bank N.V. ("AMRO"), as Agent, the Liquidity Providers party thereto, AMRO, as Enhancer, and Amsterdam.

         "Settlement Period" means, for any Monthly Settlement Date, the immediately preceding calendar month.

         "Withdrawal Date" is defined in Section 5.13.

         "Workday" means any day in which each Originator and the Company conduct business.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Unless otherwise inconsistent with the terms of this Agreement, all accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, in accordance with GAAP. Amounts to be calculated hereunder shall be continuously recalculated at the time any information relevant to such calculation changes.

         For purposes of this Agreement, all terms used in Article 9 of the UCC and not specifically defined in this Agreement shall be defined herein as such terms are defined in the UCC as in effect in the State of New York.




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